UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 18, 2007

                                 GOAMERICA, INC.

             (Exact Name of Registrant as Specified in its Charter)



          Delaware                     0-29359                 22-3693371
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                   433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

      As disclosed in the Registrant's Current Report on Form 8-K filed with the SEC on August 7, 2007, in connection with the Registrant's proposed acquisition of Verizon's Telecommunications Relay Services ("TRS") division, GoAmerica Relay Services Corp. (a subsidiary of the Registrant formerly named Acquisition 1 Corp.) entered into a Managed Services Agreement, dated August 1, 2007 (the "MSA"), with Stellar Nordia Services LLC, pursuant to which Stellar Nordia will be assuming facilities, employee and operational responsibilities for the two primary call centers associated with the TRS division. On October 18, 2007, GoAmerica Relay Services Corp. and Stellar Nordia Services LLC amended the MSA in order to provide schedules for moving traffic from Verizon's network to Stellar Nordia's network and related pricing based on various potential closing dates of the Registrant's acquisition of Verizon's TRS division. Since it is not known for certain when such acquisition will be consummated, the parties have agreed upon several plans that contemplate a closing on November 2, 2007 but no later than December 1, 2007; on December 2, 2007 but no later than January 1, 2008; on January 2, 2008 but no later than February 1, 2008; and on February 2, 2008 but no later than March 1, 2008.


Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

      The following exhibits are filed with this Current Report on Form 8-K:

      Exhibit 10.1 Amendment No. 1, dated as of October 18, 2007, by and among GoAmerica Relay Services Corp. (formerly Acquisition 1 Corp.) and Stellar Nordia Services LLC to the Managed Services Agreement, dated as of August 1, 2007.

      Exhibit 10.2 Managed Services Agreement, dated August 1, 2007, between Acquisition 1 Corp. (now GoAmerica Relay Services Corp.) and Stellar Nordia Services LLC is incorporated by reference from Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed with the SEC on August 7, 2007.


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







                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GOAMERICA, INC.


                           By: /s/ Wayne D. Smith
                           ----------------------------------
                           Wayne D. Smith
                           Executive Vice President and General Counsel

Dated: October 22, 2007

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT:

In connection with the proposed acquisition of the assets of Verizon's TRS division, the proposed acquisition of Hands On and the proposed equity financings related thereto, GoAmerica has filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC"). INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at www.sec.gov. GoAmerica's stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to the Registrant at 433 Hackensack Avenue, Hackensack, New Jersey 07601, or by telephone to (201) 996-1717.

GoAmerica and its directors and officers may be deemed to be participants in the solicitation of proxies from GoAmerica's stockholders with respect to the proposed transactions. Information about GoAmerica's directors and officers and their ownership of GoAmerica common stock is set forth in the GoAmerica proxy statements and Annual Reports on Form 10-K and 10-K/A, previously filed with the SEC, and is set forth in the proxy statement relating to the proposed transactions.


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

                                  Exhibit Index

      Exhibit No.                        Description
      -----------                        -----------

      Exhibit 10.1 Amendment No. 1, dated as of October 18, 2007, by and among GoAmerica Relay Services Corp. (formerly Acquisition 1 Corp.) and Stellar Nordia Services LLC to the Managed Services Agreement, dated as of August 1, 2007.

      Exhibit 10.2 Managed Services Agreement, dated August 1, 2007, between Acquisition 1 Corp. (now GoAmerica Relay Services Corp.) and Stellar Nordia Services LLC is incorporated by reference from Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed with the SEC on August 7, 2007.


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